INVESTMENT ANALYSIS FOR MID PENN BANCORP
AUGUST 31, 2016

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

MOVING FORWARD

- Milestones in Q2 2016 include crossing the $1 billion threshold in total assets and joining the Russell Microcap Index.
- Strong net interest margin relative to peer group attributable to strength in commercial lending.
- Continued shift towards lower cost deposits resulting in 81% core deposit composition.
- Favorable asset quality metrics relative to peer group.
- Stock trades at a discount to peer earnings and book multiples.

GROWING MARKET PRESENCE

- Attractive market area in central Pennsylvania. Approximately 65% of the company's deposit franchise is based in Dauphin County, which has historically grown at a faster rate than that of the state of Pennsylvania.

- Consistent organic loan and deposit growth has been further enhanced by market share gains from disruption resulting from recent acquisitions of key competitors.

- Uniquely poised to become the premier community bank in Pennsylvania.



Luzerne
North-umberland
Schuylkill
Dauphin
Cumberland
Lancaster
Philadelphia

KEY STATISTICS

($ in thousands except per share data)

Balance Sheet as of 6/30/2016:

Assets:	$1,012,884
Loans:	$762,241
Equity:	$74,474
- Tangible comm. eq.:	$70,114

2016 2nd quarter earnings:

Net income:	$2,022
Return on assets:	0.80%
Return on equity:	10.86%

Stock data as of 8/31/2016:

Price:	$18.78 per share
YTD price change:	+16.6%
Change since 12/31/09:	+82.5%
52 week high:	$18.99
52 week low:	$14.65
Market Cap:	$79,445
Price/LTM Earnings:	11.1x
LTM EPS:	$1.69
Price/tangible book:	113%
Tangible book:	$16.58
Dividend yield:	2.56%

Other data:

Net interest margin:	3.85%
Tang. eq./Tang. assets:	6.95%
NPAs/assets:	0.54%

BANK LEVEL CAPITALIZATION
JUNE 30, 2016

Total risk-based:	11.1%
Tier 1:	10.1%
Leverage:	7.6%

*Minimums to be considered well-capitalized are 10%, 8%, and 5%, respectively

CONTACT

Rory G. Ritrievi
President & CEO
717-692-2133

Michael D. Peduzzi, CPA
EVP & CFO
717-985-7117

MID PENN BANCORP (NASDAQ: MPB)

COMPELLING INVESTMENT OPPORTUNITY

MPB STOCK IS TRADING LOWER THAN PEERS

MPB stock data 8/31/16:

- $18.78 per share
- 11.1x LTM earnings of $1.69 per share (below the 13.6x peer median)
- 9.8x 2nd quarter annualized earnings of $1.91 per share
- 113% of tangible book of $16.58 per share (below the 120% peer median)

Based on 16 peers that have the following characteristics:

- Headquartered in Pennsylvania
- Assets between $750 million and $2 billion
- Average number of shares traded daily in excess of 250
- Excludes non-comparable banks with large fee income

Peer pricing multiples:

- Peers trade at 13.6x LTM earnings, 13.9x MRQ annualized earnings and 120% of tangible book value


MID PENN BANCORP HISTORICAL PRICE TO EARNINGS RATIO AND STOCK PRICE COMPARED TO PEERS
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
11.7x
9.5x
$7.50
$7.54
8.2x
6.5x
$11.19
8.8x
9.5x
$14.34
11.9x
10.9x
$15.55
12.2x
10.2x
$16.10
12.8x
11.0x
$18.78
13.6x
11.1x
2010
2011
2012
2013
2014
2015
2016*
MPB Price/Earnings
Peer Price/Earnings
Price

*As of Aug 31, 2016 using earnings for the twelve months ended Jun 30, 2016, or if not available Mar 31, 2016.
Source: SNL Financial


MID PENN BANCORP HISTORICAL PRICE TO TANGIBLE BOOK RATIO AND STOCK PRICE COMPARED TO PEERS
160%
140%
120%
100%
80%
60%
40%
$21.00
$19.00
$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
117%
$7.50
70%
100%
$7.54
62%
$11.19
103%
84%
$14.34
129%
107%
$15.55
124%
102%
$16.10
120%
104%
$18.78
120%
113%
2010
2011
2012
2013
2014
2015
2016*
MPB Price/Tang. Book
Peer Price/Tang. Book
Price

*As of Aug 31, 2016 using financial data as of Jun 30, 2016 or if not available Mar 31, 2016.
Source: SNL Financial

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

MID PENN BANCORP INCOME STATEMENT - LAST 6 QUARTERS

	2016		2015				
	2nd Qtr.	1st Qtr.	Annual	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	(in thousands)	(in thousands)	(in thousands)	(in thousands)	(in thousands)	(in thousands)	(in thousands)
Interest income	$9,859	$9,697	$36,490	$9,349	$9,339	$9,644	$8,158
Interest expense	1,326	1,282	4,607	1,179	1,150	1,158	1,120
Net interest income	*$8,533*	*$8,415*	**$31,883**	*$8,170*	*$8,189*	*$8,486*	*$7,038*
Provision for loan losses	$395	$340	$1,065	$200	$265	$300	$300
Net interest income after prov.	*$8,138*	*$8,075*	**$30,818**	*$7,970*	*$7,924*	*$8,186*	*$6,738*
Non-interest income							
ATM debit card income	$209	$200	$741	$201	$189	$196	$155
Service charges on deposits	158	155	690	187	186	167	150
Income from fiduciary activities	139	106	466	99	120	120	127
Other non-interest income	679	771	1,865	463	452	610	340
Total non-interest income	*$1,185*	*$1,232*	**$3,762**	*$950*	*$947*	*$1,093*	*$772*
Non-interest expense							
Salaries and employee benefits	$3,723	$3,723	$14,043	$3,937	$3,471	$3,440	$3,195
Occupancy and equipment	910	982	3,424	895	844	918	767
Merger-related	0	0	0	0	0	0	762
Other expenses	2,288	2,277	8,504	2,050	2,254	2,284	1,916
Total non-interest expense	*$6,921*	*$6,982*	**$26,733**	*$6,882*	*$6,569*	*$6,642*	*$6,640*
Net operating income	$2,402	$2,325	$7,847	$2,038	$2,302	$2,637	$870
Securities gains/(losses)	213	0	325	10	138	0	177
Pre-tax income	$2,615	$2,325	$8,172	$2,048	$2,440	$2,637	$1,047
Tax	593	520	1,644	421	546	593	84
Net income	*$2,022*	*$1,805*	**$6,528**	*$1,627*	*$1,894*	*$2,044*	*$963*
Preferred dividend	0	0	490	219	92	92	87
Net income available to common	**$2,022**	**$1,805**	**$6,038**	**$1,408**	**$1,802**	**$1,952**	**$876**

Notes:

- MPB achieved a 3.90% annualized net interest margin during the first two quarters of 2016.
- MPB's return on average equity over the last twelve months is 10.11%.

Source: SNL Financial

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS DESCRIPTION*

Institution	City, State	Assets	Ticker	Exchange
		(in millions)		
ACNB Corporation	Gettysburg, PA	$1,169	ACNB	NASDAQ
CB Financial Services, Inc.	Carmichaels, PA	828	CBFV	NASDAQ
Citizens & Northern Corporation	Wellsboro, PA	1,231	CZNC	NASDAQ
Citizens Financial Services, Inc.	Mansfield, PA	1,180	CZFS	OTC Pink
Codorus Valley Bancorp, Inc.	York, PA	1,504	CVLY	NASDAQ
DNB Financial Corporation	Downingtown, PA	764	DNBF	NASDAQ
Embassy Bancorp, Inc.	Bethlehem, PA	861	EMYB	OTCQX
ENB Financial Corp	Ephrata, PA	940	ENBP	OTC Pink
First Keystone Corporation	Berwick, PA	983	FKYS	OTC Pink
First National Community Bancorp, Inc.	Dunmore, PA	1,088	FNCB	OTCQX
Franklin Financial Services Corporation	Chambersburg, PA	1,084	FRAF	OTCQX
Orrstown Financial Services, Inc.	Shippensburg, PA	1,311	ORRF	NASDAQ
Penns Woods Bancorp, Inc.	Williamsport, PA	1,346	PWOD	NASDAQ
Peoples Financial Services Corp.	Scranton, PA	1,912	PFIS	NASDAQ
QNB Corp.	Quakertown, PA	1,030	QNBC	OTC Pink
Somerset Trust Holding Company	Somerset, PA	1,046	SOME	OTC Pink
Median (16 banks)	-	*$1,086*	-	-
Mid Penn Bancorp	Millersburg, PA	$1,013	MPB	NASDAQ

Notes:

- Banks headquartered in Pennsylvania with assets between $750 million and $2 billion were considered for the peer group.

*Financial data for June 30, 2016, or the twelve months ended June 30, 2016. If not available, financial data for March 31, 2016 or the twelve months ended March 31, 2016.

Source: SNL Financial

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS FINANCIAL PERFORMANCE*

Institution	Assets	Common Tangible Equity / Assets	NPAs** / Assets	Return on Avg. Assets	Return on Avg. Equity
	(in millions)	(%)	(%)	(%)	(%)
ACNB Corporation	$1,169	9.65	0.99	0.98	9.68
CB Financial Services, Inc.	828	9.83	0.87	0.95	8.99
Citizens & Northern Corporation	1,231	14.65	1.11	1.28	8.36
Citizens Financial Services, Inc.	1,180	8.80	1.22	1.06	10.10
Codorus Valley Bancorp, Inc.	1,504	10.03	0.60	0.82	8.15
DNB Financial Corporation	764	7.78	1.38	0.71	9.14
Embassy Bancorp, Inc.	861	8.27	0.74	0.89	10.31
ENB Financial Corp	940	10.59	0.09	0.83	7.76
First Keystone Corporation	983	10.19	1.49	0.92	8.09
First National Community Bancorp, Inc.	1,088	8.78	0.77	3.22	46.09
Franklin Financial Services Corporation	1,084	9.95	2.52	0.87	NA
Orrstown Financial Services, Inc.	1,311	10.75	1.19	0.56	5.32
Penns Woods Bancorp, Inc.	1,346	9.06	1.48	1.03	9.84
Peoples Financial Services Corp.	1,912	10.10	0.58	0.99	7.19
QNB Corp.	1,030	9.43	1.22	0.85	9.32
Somerset Trust Holding Company	1,046	9.27	1.36	0.95	11.34
Median (16 banks)	*$1,086*	*9.74*	*1.15*	*0.93*	*9.14*
Mid Penn Bancorp	$1,013	6.95	0.54	0.78	10.11

Notes:

- In comparison to its peers, MPB's equity capitalization is lower but asset quality is higher.

*Financial data for June 30, 2016, or the twelve months ended June 30, 2016. If not available, financial data for March 31, 2016 or the twelve months ended March 31, 2016.

Source: SNL Financial

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS FINANCIAL COMPARISONS*

Institution	Loans / Assets	Non-Int. Deposits / Deposits	Yield on Earning Assets	Cost of Funds	Non-Int Income / Avg. Assets	Efficiency Ratio
	(in millions)	(%)	(%)	(%)	(%)	(%)
ACNB Corporation	74	19	3.73	0.38	1.16	69
CB Financial Services, Inc.	82	24	4.05	0.38	0.87	65
Citizens & Northern Corporation	59	22	3.83	0.36	1.27	58
Citizens Financial Services, Inc.	60	14	3.70	0.45	0.62	60
Codorus Valley Bancorp, Inc.	78	16	4.46	0.65	0.67	65
DNB Financial Corporation	65	21	3.38	0.39	0.62	71
Embassy Bancorp, Inc.	85	13	3.64	0.50	0.32	65
ENB Financial Corp	59	33	2.91	0.36	0.93	82
First Keystone Corporation	53	16	3.51	0.60	0.54	58
First National Community Bancorp, Inc.	68	17	3.50	0.40	0.45	75
Franklin Financial Services Corporation	76	17	3.66	0.20	1.06	65
Orrstown Financial Services, Inc.	64	14	3.43	0.46	1.38	89
Penns Woods Bancorp, Inc.	78	25	3.71	0.46	0.80	64
Peoples Financial Services Corp.	77	22	4.01	0.38	0.79	59
QNB Corp.	59	13	3.37	0.51	0.54	64
Somerset Trust Holding Company	62	18	4.61	0.72	1.11	78
Median (16 banks)	*66*	*18*	*3.68*	*0.43*	*0.79*	*65*
Mid Penn Bancorp	76	14	4.21	0.55	0.48	71

Notes:

- In comparison to its peers, MPB has more assets committed to loans and a higher yield on earning assets.

*Financial data for the three months ended June 30, 2016, or if not available, the three months ended March 31, 2016.
Source: SNL Financial

MID PENN BANCORP (NASDAQ: MPB)
COMPELLING INVESTMENT OPPORTUNITY

COMPARABLE BANKS STOCK PERFORMANCE - AUGUST 31, 2016*

		Price / Earnings		Price / Percent of			
Institution	Stock Price	MRQ	LTM	Tangible Book	Assets	Div. Yield	Shares Traded Daily **
		(x)	(x)	(%)	(%)	(%)	
ACNB Corporation	$27.20	13.9	14.7	147	13.0	2.94	8,843
CB Financial Services, Inc.	22.45	11.7	11.6	114	10.5	3.92	2,897
Citizens & Northern Corporation	21.62	16.9	16.8	146	19.8	4.81	21,285
Citizens Financial Services, Inc.	48.90	13.4	13.5	161	14.5	3.44	618
Codorus Valley Bancorp, Inc.	20.81	13.7	12.8	110	10.8	2.50	15,243
DNB Financial Corporation	25.26	16.2	13.7	121	8.8	1.11	2,517
Embassy Bancorp, Inc.	10.67	12.1	11.2	111	9.0	1.22	2,686
ENB Financial Corp	33.00	14.2	12.7	95	9.9	3.27	427
First Keystone Corporation	26.00	14.8	16.4	149	14.3	4.15	548
First National Community Bancorp	5.03	12.6	2.4	87	8.5	1.59	2,482
Franklin Financial Services Corp.	24.50	17.0	11.4	99	9.4	3.43	3,246
Orrstown Financial Services, Inc.	20.39	NM	23.2	120	11.4	1.77	12,447
Penns Woods Bancorp, Inc.	44.18	15.3	15.4	174	14.8	4.26	7,763
Peoples Financial Services Corp.	38.44	14.6	15.9	153	15.1	3.23	8,198
QNB Corp.	34.50	13.9	13.6	120	10.5	3.48	728
Somerset Trust Holding Company	40.30	9.6	10.5	102	9.6	3.18	299
Median (16 banks)	-	*13.9*	*13.6*	*120*	*10.7*	3.25	*2,792*
Mid Penn Bancorp	$18.78	9.8	11.1	113	6.6	2.56	2,268

Notes:

- In comparison to its peers, MPB trades at a lower P/E multiple, a lower price to tangible book ratio, and has similar levels of liquidity.

*Financial data for June 30, 2016, or the twelve months ended June 30, 2016. If not available, financial data for March 31, 2016 or the twelve months ended March 31, 2016.
**Average volume over the last twelve months.
Source: SNL Financial